Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
LEASES

NOTE 9: - LEASES

The Company has entered into various operating lease agreements for certain of its offices and car leases with original lease periods expiring between 2022 and 2028. Most of the lease agreements include one or more options to renew. The Company does not assume renewals in determination of the lease term unless the renewals are deemed to be reasonably assured at lease commencement.

On May 10, 2022, the Company amended its offices lease agreement in India. The amendment included a decrease in rental price per meter and an extension of the lease period until May 9, 2025. The option to extend the lease period for an additional 3 years from May 9 ,2025 has remained to the Company under the amendment. As a result of the amendment, the operating lease right of use increased by $69 and the operating lease liability increased by $72, the Company recorded a foreign currency exchange loss of $24 and a gain within operating income of $21.

On July 1, 2022, the Company’s lease of its offices in Israel was amended. The amendment included an increase in parking lot space and an option to extend the lease period for an additional 2 years from December 31,2022 with an increase in rental price per meter. As a result of the amendment, the operating lease right of use increased by $1,534 and the operating lease liability increased by $1,493 the Company recorded a foreign currency exchange loss of $28 and a gain within operating income of $69.

Lease payments included in the measurement of the operating lease liability comprise the following: the fixed non-cancelable lease payments and payments for optional renewal periods where it is reasonably certain the renewal period will be exercised. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As of December 31, 2022, the Company’s assessment for the remaining lease term range between 0.9 years to 5.3 years, including options to extend part of the lease agreements for an additional 2 years and up to 5 years.

The following table represents the weighted-average remaining lease term and discount rate:

	December 31,	December 31,
	2022	2021

Weighted average remaining lease term	1.51 years	1.84 years

Weighted average discount rate	4.09%	4.92%

The components of lease expense for the year ended December 31, 2022 were as follows:

	Year ended	Year ended
	December 31, 2022	December 31, 2021

Operating lease	$969	$1,173
Short-term lease	6	5
Total lease expense	$975	$1,178

Cash paid for amounts included in the measurement of operating lease liabilities was $730 and $1,125 during the years ended December 31, 2022 and 2021, respectively.

The following is a schedule, by years, of maturities of lease liabilities as of December 31, 2022:

Operating Leases

2023	1,098
2024	1,054
2025	159
2026	137
2027 and thereafter	173
Total operating lease payments	$2,621
Less: imputed interest	145
Present value of lease liabilities	$2,476